FARM BUREAU LIFE INSURANCE COMPANY
Farm Bureau Life Annuity Account
Supplement Dated July 27, 2010
to the
Prospectus For
Nonparticipating Variable Annuity Contract
(Dated May 27, 2010)

      This supplement updates certain information about the nonparticipating Variable annuity contract (the "Contract") included in the above referenced prospectus. Please read this supplement carefully and retain it with your Contract prospectus for futurere ference.

      On cover page of the prospectus the first paragraph is amended to read as follows:

Farm Bureau Life Insurance Company (the "Company") is offering the nonparticipating variable annuity contract (the "Contract") described in this Prospectus. The Contract provides for Accumulated Value and annuity payments on a fixed and variable basis. The Company sells the Contract to retirement plans, including those that qualify for special federal tax treatment under the Internal Revenue Code.
The prospectus describes all material features of the Contract.





















FB 02-07